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                                                                      EXHIBIT 24

           STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNER

The undersigned entities and individuals (the "Reporting Persons") hereby designate RHO VENTURES V, L. P. (the "Designated Filer") as the beneficial owner to make filings of Schedules 13D and 13G (and any amendments thereto) pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and of Forms 3, 4 and 5 pursuant to Section 16(a) of the Exchange Act (collectively, the "Reports") with respect to the securities of Advancis Pharmaceutical Corporation (the "Company").

Each Reporting Person hereby further authorizes and designates Jeffrey I. Martin and Peter Kalkanis (each, an "Authorized Signer") to execute and file on behalf of such Reporting Person the Reports with respect to the securities of the Company, including all Schedules 13D and 13G and Forms 3, 4 and 5, and any amendments thereto, that the Reporting Person may be required to file with the United States Securities and Exchange Commission as a result of the Reporting Person's ownership of, or transactions in, securities of the Company. The authority of the Designated Filer and the Authorized Signers under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules 13D or 13G with respect to the Reporting Person's ownership of, or transactions in, securities of the Company, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signers are not assuming any of the Reporting Person's responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

Date: May 9, 2005                          RHO VENTURES V, L.P.

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

Date: May 9, 2005                          RMV V, L.L.C.

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

Date: May 9, 2005                          RHO CAPITAL PARTNERS, LLC

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

                                           /s/ Joshua Ruch
                                           -------------------------------------
                                           Joshua Ruch

                                           /s/ Habib Kairouz
                                           -------------------------------------
                                           Habib Kairouz

                                           /s/ Mark Leschly
                                           -------------------------------------
                                           Mark Leschly
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Date: May 9, 2005                          RHO VENTURES V AFFILIATES, L.L.C.

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

Date: May 9, 2005                          ATLAS CAPITAL CORP.

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

Date: May 9, 2005                          RHO MANAGEMENT PARTNERS, L.P.

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

Date: May 9, 2005                          RHO INVESTMENT PARTNERS "Q-4", L.P.

                                           By: /s/ Joshua Ruch
                                               ---------------------------------
                                           Authorized Signer

Date: May 9, 2005                          JOSHUA RUCH

                                           /s/ Joshua Ruch
                                           -------------------------------------
                                           Joshua Ruch

Date: May 9, 2005                          HABIB KAIROUZ

                                           /s/ Habib Kairouz
                                           -------------------------------------
                                           Habib Kairouz

Date: May 9, 2005                          MARK LESCHLY

                                           /s/ Mark Leschly
                                           -------------------------------------
                                           Mark Leschly